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Exhibit 10.4
                             Schedule of Definitions

     This Schedule of Definitions is the "Schedule of Definition" referred to in and incorporated by reference under the Management Agreement, Services Agreement, and Trademark License Agreements (as such agreements are defined below). Whenever the phrase "this agreement" is used below, such phrase refers to the particular agreement under whose terms this Schedule of Definitions is being applied in that instance. If citations to sections or exhibits of different agreements are included in a definition, the citation to the particular agreement under whose terms this Schedule of Definitions is being applied controls to the exclusion of the citations to different agreements.

     The following words and phrases used in this agreement have the following meanings:

     "Addendum" means any addendum attached to this agreement that contains the amendments to this agreement; such Addendum is expressly incorporated as a part of this agreement.

     "Affiliation Agreement" means any and all of the agreements, known as Sprint PCS Affiliation Agreements, whereby an affiliate and Sprint PCS and/or one or more of Sprint PCS' Related Parties agree to the terms and conditions under which such affiliate will manage the Service Area Network identified in such agreement, using such Affiliate's own PCS license issued by the FCC and any documents incorporated by reference in such agreement.

     "Agent" has the meaning set forth in Section 3.1 of the Sprint Spectrum and Trademark and Service Mark License Agreement or Section 3.1 of the Sprint Trademark and Service Mark License Agreement.

     "Arbiter" has the meaning set forth in Section 12.1.3 of the Management Agreement or Section 5.1.3 of the Services Agreement.

     "Available  Services" means those  categories of services listed on Exhibit
2.1.1 to the Services Agreement (as the same may be amended from time to time by Sprint Spectrum and made available to Manager under the terms of the Services Agreement).

     "Available  Services and Fees  Schedule"  means that  schedule set forth on
Exhibit 2.1.1 to the Services Agreement, which sets forth the Available Services offered from time to time and the fees charged for such Available Services.

     "Bankruptcy" means, for the purposes of the Trademark License Agreements, either a Voluntary Bankruptcy or an Involuntary Bankruptcy.

     "Brands" means the Sprint PCS Brands and the Sprint Brands.

     "BTA" means a Basic Trading Area for which a Basic Trading Area (BTA) license is issued by the FCC.

     "Build-out  Plan"  means the plan  agreed  upon by Manager  and Sprint PCS, along with any modifications and updates to the plan, respecting the construction and design of the Service Area Network, a copy of which is attached as Exhibit 2.1 to the Management Agreement.

     "Business Day" means a day of the year that banks are not required or authorized to close in the State of New York.

     "Cancelled Service" has the meaning set forth in Section 3.2 of the Services Agreement.

     "CDMA" means code division multiple access.

     "Change of Control" has the meaning set forth in Section 17.15.3 of the Management Agreement.

     "Collected Revenues" has the meaning set forth in Section 10.4 of the Management Agreement.

     "Confidential Information" means all Program Requirements, guidelines, standards, and programs, the technical, marketing, financial, strategic and other information provided by each party under the Management Agreement, Services Agreement, and Trademark License Agreements, and any other information disclosed by one party to the other party pursuant to the Management Agreement, Services Agreement, and Trademark License Agreements that is not specifically excluded by Section 12.2 of the Management Agreement. In addition to the preceding sentence, "Confidential Information" has the meaning set forth in
Section 3.1 of the Sprint Spectrum Trademark and Service Mark License Agreement or Section 3.1 of the Sprint Trademark and Service Mark License Agreement.

     "Controlled Related Party" means the Parent of any Person and each Subsidiary of such Parent. As used in Section 1.2 and Article 3 of the Sprint Spectrum Trademark and Service Mark License Agreement or Section 1.2 and Article 3 of the Sprint Trademark and Service Mark License Agreement, the term "Controlled Related Party" will also include any Related Party of a Person that such Person or its Parent can directly or indirectly unilaterally cause to take or refrain from taking any of the actions required, prohibited or otherwise restricted by such Section, whether through ownership of voting securities, contractually or otherwise.

     "Default Rate" means the rate per annum (computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as applicable), compounded monthly, equal to the Prime Rate (adjusted as and when changes in the Prime Rate occur) plus five percent (5 %).

     "Disaggregated License" means that portion of the License that Manager may or is required to purchase under Section 11 of the Management Agreement from Sprint PCS under certain circumstances, after Sprint PCS' receipt of FCC approval of the necessary disaggregation and partition, which portion comprises no less than the amount of spectrum sufficient to operate one duplex CDMA carrier (including the required guard bands) within the PCS Spectrum, and no more than 10 MHz of the Spectrum (at Manager's designation) covering the Service Area, and which includes the frequencies then in use in the Service Area Network and, if applicable, adjacent frequencies, so long as such frequencies in the aggregate do not exceed 10 MHz.

     "Dispute Notice" has the meaning set forth in Section 12.1.3 of the Management Agreement or Section 5.1.3 of the Services Agreement.

     "Dispute Notice Date" has the meaning set forth in Section 12.1.3 of the Management Agreement or Section 5.1.3 of the Services Agreement.

     "Encumbrances" has the meaning set forth in Section 5.1(a) of the Sprint Spectrum Trademark and Service Mark License Agreement or Section 5.1 (a) of the Sprint Trademark and Service Mark License Agreement.

     "Entire Business Value" has the meaning set forth in Section 11.7.3 of the Management Agreement.

     "Event of Termination" means any of the events described in Section 11.3 of the Management Agreement. For the purposes of the Sprint Spectrum Trademark and Service Mark License Agreement only, "Event of Termination" has the meaning set forth in Section 13.2 of that agreement. For the purposes of the Sprint Trademark and Service Mark License Agreement only, "Event of Termination" has the meaning set forth in Section 13.2 of that agreement.

     "FAA" means the Federal Aviation Administration.

     "FCC" means the Federal Communications Commission.

     "Financial Lender" means any and all of those commercial and financial institutions that provide material credit to Manager for the purpose of assisting Manager with the fulfillment of its obligations and duties under this agreement.

     "fixed wireless local loop" has the meaning set forth in Section 2.4 of the Management Agreement.

     "home service area" means the geographic area within which a customer can make a local call on the customer's PCS phone (i.e., the customer does not incur an extra charge).

     "Inbound Roaming" means calls placed by a non-Sprint PCS Network customer on the Sprint PCS Network.

     "Indemnitee" and "Indemnitor" have the meanings set forth in Section 13.3.1 of the Management Agreement or Section 6.3.1 of the Services Agreement.

     "Initial Term" has the meaning set forth in Section 11.1 of the Management Agreement.

     "Involuntary Bankruptcy" has the meaning set forth in Section 11.3.7 of the Management Agreement.

     "Law" means all laws (statutory or otherwise), ordinances, rules, regulations, bylaws, Orders and codes of all governmental and regulatory authorities, whether United States Federal, state or local, which are applicable to the Sprint PCS Products and Services.

     "License" means the PCS license(s) issued by the FCC described on the Service Area Exhibit to the Management Agreement.

     "Licensed Marks" means the trademarks and service marks referred to in the Recitals section of the Trademark License Agreement under whose terms this definition is being applied, and such other marks as may be adopted and established under said agreement from time to time.

     "Licensee" has the meaning set forth in the introductory paragraph to the particular agreement under whose terms this definition is being applied.

     "Licensor" has the meaning set forth in the introductory paragraph to the particular agreement under whose terms this definition is being applied.

     "local calling area" means the geographic area within which a customer can make a local call on the customer's PCS handset without incurring a long distance

     "Loss" means any and all damage, loss, liability, claim, out-of-pocket cost and expense, including reasonable expenses of investigation and reasonable attorneys' fees and expenses, but excluding consequential or special damages.

     "Management Agreement" means that certain Sprint PCS Management Agreement executed by Manager and Sprint PCS and any documents incorporated by reference in said agreement.

     "Manager"   means  the  party  to  this   agreement  as  indicated  in  the
introductory paragraph of this agreement.

     "Manager Management Report" has the meaning set forth in Section 12.1.2 of the Management Agreement.

     "Manager's Products and Services" means all types and categories of wireless communications services and associated products that are offered by Manager in the Service Area under Section 3.2 of the Management Agreement.

     "Marketing Communications Guidelines" means the guidelines issued by Sprint or Sprint PCS in accordance with Section 5.2 of the Management Agreement with respect to the marketing, promotion, advertising, distribution, lease and sale of Sprint PCS Products and Services, as they may be amended from time to time by Sprint or Sprint PCS In accordance with the terms of the Trademark License Agreements.

     "Master Signature Page" means the document that the parties to the Management Agreement, Services Agreement and/or one or more of the Trademark License Agreements sign to evidence their agreement to execute, become a party to and be bound by each of the agreements, or parts thereof, listed above the particular party's signature on such Master Signature Page.

     "MFN price" or "Most Favored Nation price" means, with respect to resale, the best local market price offered to any third party for the purchase of air time on Manager's network including but not limited to any third party who may use the air time for its own wireless communications services or resell the air time, and, with respect to roaming, the lowest roaming charge of Manager to other wireless carriers when their customers roam on the Service Area Network.

     "MIN" means the 24-bit mobile identification number corresponding to the 7-digit telephone number assigned to the handset, used for both billing and receiving calls.

     "MTA" means a Major Trading Area for which a MTA license is issued by the FCC.

     "New Coverage" means the build-out in the Service Area that is in addition to the build-out required under the then-existing Build-out Plan, which build-out Sprint PCS or Manager decides should be built-out.

     "Notice Address Schedule" means the schedule attached to the Master Signature Page that provides the mailing and courier delivery addresses, and the facsimile number, for giving notices to each of the parties signing the Master Signature Page. The Notice Address Schedule may include supplemental addresses that serve as additional or alternate notice addresses for use by the parties in specifically prescribed situations.

     "NPA-NXX" means as follows: "NPA" means numbering plan area, which is the area code for a telephone number. "NXX" refers to the first three digits of a telephone number, which identify the specific telephone company central office that serves that number.

     "Offer" means an offer received by Manager to sell substantially all of the assets comprising or used in connection with the operation and management of the Service Area Network or any portion of the Service Area Network.

     "Offer Notice" means a written notice given by Manager to Sprint PCS that sets forth in detail the terms and conditions of an Offer and the name and address of the person or entity making the Offer.

     "Offered Interest" means the assets that Manager proposes to sell pursuant to an Offer.

     "Operating Assets" means the assets Manager or its Related Parties owns and uses in connection with the operation of the Service Area Network, at the time of termination, to provide the Sprint PCS Products and Services. Operating Assets does not include items such as furniture, fixtures and buildings that Manager or its Related Parties use in connection with other businesses. Examples of Operating Assets include without limitation: switches, towers, cell sites, systems, records and retail stores.

     "Operational Level of Sprint PCS" means the average operational level of all the service area networks operated by Sprint PCS and its Related Parties without the use of a manager or affiliate, as measured by Sprint PCS, unless the operational level, as measured by Sprint PCS, of all of the service area networks operated by Sprint PCS and its Related Parties without the use of a manager or affiliate that are contiguous to the Service Area are below the national average, in which case "Operational Level of Sprint PCS" means the average operational level of those contiguous service area networks.

     "Order" means any order, writ, injunction, decree, judgment, award or determination of any court or governmental or regulatory authority.

     "Other Managers" means any person or entity with which Sprint PCS has entered into an agreement similar to this agreement or an Affiliation Agreement, including without limitation an affiliate under an Affiliation Agreement or a manager under another Management Agreement, under which the person or entity designs, constructs and manages a service area network and offers and promotes Sprint PCS Products or Services.

     "Outbound Roaming" means calls placed by a Sprint PCS Network customer on a non-Sprint PCS network.

     "Parent" means, with respect to any Person, the ultimate parent entity (as determined in accordance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder) of such Person; except that if such ultimate parent entity is an individual, the Parent will be the highest entity in the ownership chain from the ultimate parent entity to and including such Person that is not an individual.

     "parties" means, with respect to the Management Agreement, Sprint PCS and Manager. For the purpose of the services Agreement only, "parties" means Sprint Spectrum and Manager. Sprint is not a party to the Management Agreement, except to the limited extent described on the signature page executed on behalf of Sprint. For the purpose of the Trademark License Agreements only, "parties" means Licensor and Licensee.

     "PCS" means a radio communication system authorized under the rules for broadband personal communications services designated as Subpart E of Part 24 of the FCC's rules, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto.

     "PCS Spectrum" means the range of frequencies that Sprint PCS is authorized to use under the License.

     "Permitted Assignee" means any assignee of the rights and obligations of Licensee pursuant to an assignment consented to in writing by Licensor, in its sole discretion, in accordance with Section 14.1 of the Sprint Spectrum Trademark and Service Mark License Agreement or Section 14.1 of the Sprint
Trademark and Service Mark License Agreement, or any subsequent permitted assignee of any such permitted assignee.

     "Person" means any individual, partnership, limited partnership, limited liability company, corporation, trust, other business association or business entity, estate, or other entity.

     "pops" means the population covered by a license or group of licenses. Unless otherwise noted, as used in the Management Agreement, pops means the most recent Rand-McNally Population Survey estimate of the population of a geographic area.

     "Premium and Promotional Items" means all items, including clothing, memorabilia and novelties, used to display the Licensed Marks for the purpose of promoting the awareness, sale or image of the Sprint PCS Products and Services; provided, however, that Premium and Promotional Items does not include marketing and advertising materials prepared by Licensee that are subject to the Marketing Communications Guidelines (e.g. printed materials such as bill stuffers, brochures and similar materials).

     "Prime Rate" means the rate announced from time to time by The Chase Manhattan Bank, or its successor(s), as its prime rate.

     "Program Requirements" means the standards, guidelines, plans, policies and programs established by Sprint PCS from time to time regarding the operation and management of the Service Area Network and the Sprint PCS business operated using the Service Area Network, including the Program Requirements set forth in Sections 4.1, 4.2, 4.3, 7.2 and 8.1 of the Management Agreement. Sprint PCS may also implement Program Requirements respecting a voluntary resale program, as defined in Section 3.5.2 of the Management Agreement.

     "Purchase Notice" has the meaning set forth in Section 1.2 of Exhibit 11.8 to the Management Agreement.

     "Quality Standards" has the meaning set forth in Section 2.1(a) of the Sprint Spectrum Trademark and Service Mark License Agreement or Section 2.1(a) of the Sprint Trademark and Service Mark License Agreement.

     "Rand-McNally Population Survey" means the most recent population survey published by Rand-McNally or, if Rand-McNally no longer publishes the surveys, then the most recent population survey published by any successor organization to Rand-McNally or, if no such organization exists, an organization selected by Sprint PCS that provides surveys similar to the Rand-McNally surveys.

     "Receiving Party" has the meaning set forth in Section 3.1 of the Sprint Spectrum Trademark and Service Mark License Agreement or Section 3.1 of the Sprint Trademark and Service Mark License Agreement.

     "Related Equipment" means customer-controlled equipment for use in connection with the Sprint PCS Products and Services including telephones, wireless handsets and related accessories, PCMCIA cards, "smart" cards, PDA's, PBX's, set-top boxes and data terminals.

     "Related Party" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Person. For purposes of the Management Agreement, Sprint Spectrum, SprintCom, American PCS Communications, LLC, PhillieCo Partners I, L.P., and Cox Communications PCS, L.P, will be deemed to be Related Parties. For purposes of this definition, the term "controls" (including its correlative meanings "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Restricted Party" has the meaning set forth in Section 3.1 of the Sprint Spectrum Trademark and Service Mark License Agreement or Section 3.1 of the Sprint Trademark and Service Mark License Agreement.

     "Selected Services" means those Available Services selected by Manager to be provided by Sprint Spectrum under Section 2.1 of the Services Agreement. An Available Service will not be treated as a Selected Service until Sprint Spectrum begins providing that service.

     "Service Area" means the geographic area described on the Service Area Exhibit to the Management Agreement.

     "Service Area Network" means the network and business activities managed by Manager under the Management Agreement m the Service Area under the License.

     "Services Agreement" means that certain Sprint PCS Services Agreements executed by Manager and Sprint Spectrum and any documents incorporated by reference in said agreement, whereby Manager may delegate the performance of certain services to Sprint PCS for fees that represent an adjustment of the fees paid by Sprint PCS to Manager under Section 10 of the Management Agreement.

     "Siting Regulations" means:

     (1) FCC regulations governing tower siting, lighting, marking, monitoring, and reporting of lighting malfunctions as set forth in 47 CFR ss.ss.17.1 through 17.58, and as may be amended;

     (2) FAA regulations governing tower siting, lighting, marking, monitoring, and reporting of lighting malfunctions as set forth in 14 CFR ss.ss.77.1 through 77.75, and as may be amended;

     (3) FCC land use regulations as set forth in 47 CFRss.ss.1.1301 through 1.1319, and as may be amended; and

     (4)  FCC  radio  frequency   exposure   regulations  as  set  forth  in  47
          CFRss.ss.1.1301 through 1.1319, and as may be amended.

     "spectrum" has the same meaning as PCS Spectrum.

     "Sprint" means Sprint Communications Company, L.P., a Delaware limited partnership.

     "Sprint Brands" means the "Licensed Marks" as that term is defined under the Sprint Trademark and Service Mark License Agreement.

     "Sprint PCS" means any or all of the following Related Parties who are License holders and signatories to the Management Agreement: Sprint Spectrum L.P., a Delaware limited partnership, SprintCom, Inc., a Kansas corporation, PhillieCo Partners I, L.P., a Delaware limited partnership, Cox Communications PCS, L.P., a Delaware limited partnership, and American PCS Communications, LLC, a Delaware limited liability company. Each entity listed above is a Related Party to each of the other listed entities.

     "Sprint PCS Affiliation Agreement" has the same meaning as Affiliation Agreement.

     "Sprint PCS Brands" means the "Licensed Marks" as that term is defined under the Sprint Spectrum Trademark and Service Mark License Agreement.

     "Sprint PCS Communications Policies" means the policies established in accordance with Section 6.4 of the Management Agreement with respect to public relations development, maintenance and management, as they may be amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement.

     "Sprint PCS Customer Service Program Requirements" means the program and requirements established in accordance with Section 8.1 of the Management Agreement with respect to customer service development, maintenance and management, as it may be amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement.

     "Sprint PCS Customer Service Standards" means those customer service standards developed by Sprint PCS with respect to customer service and maintenance as described in Section 8.1 of the Management Agreement, as it may be amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement.

     "Sprint PCS Insurance Requirements" means the insurance requirements developed by Sprint PCS as described in Section 12.3 of the Management Agreement, as they may be amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement.

     "Sprint PCS Management Agreement" has the same meaning as Management Agreement.

     "Sprint PCS National Accounts Program Requirements" means the program and requirements established in accordance with Section 4.2 of the Management Agreement with respect to national accounts development, maintenance and management, as it may be amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement.

     "Sprint PCS National or Regional Distribution Program Requirements" means any distribution program and requirements established in accordance with Section
4.1 of the Management Agreement, as it may be amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement, and entered into by Sprint PCS or its Related Parties and a third-party distributor (for example, a national chain of retail electronics stores) from time to time, under which the third party will distribute, lease or sell Sprint PCS Products and Services on a national or regional basis. The term "distributor" means a reseller of Sprint PCS Products and Services, or an agent of Sprint PCS authorized to sell Sprint PCS Products and Services on behalf of Sprint PCS, or a person engaged in any other means of wholesale or retail distribution of Sprint PCS Products and Services.

     "Sprint PCS Network" means the national wireless network and business activities to be developed by Sprint PCS, Manager and Other Managers in the United States and certain of its territories and possessions, which network includes the Service Area Network.

     "Sprint PCS Products and Services" means all types and categories of wireless communications services and associated products that are designated by Sprint PCS (whether now existing or developed and implemented in the future) as products and services to be offered by Sprint PCS, Manager and all Other Managers as the products and services of the Sprint PCS Network for fixed and mobile voice, short message and other data services under the FCC's rules for broadband personal communications services, including all local area service plans. Sprint PCS Products and Services do not include wireline products or services, including local exchange service, wireline long distance service, and wireline based Internet access.

     "Sprint PCS Roaming and Inter Service Area Program Requirements" means:

     (i)  the roaming  program and  requirements  established in accordance with
          Section 4.3 of the Management Agreement, as amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement, to provide for customers from a carrier not associated with the Sprint PCS Network to operate the customer's handset on the Sprint PCS Network and for customers from the Sprint PCS Network (whether customers of Sprint PCS, Manager or an Other Manager) to operate the customer's handset on a network of a carrier not associated with the Sprint PCS Network, and

     (ii) the program established in accordance with Section 4.3 of the Management Agreement, as amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement, to provide for customers from one Service Area on the Sprint PCS Network, whether managed by Sprint PCS, Manager, or an Other Manager, to operate the customer's handsets and otherwise receive seamless service regardless of whether the customer makes its call to or from the Sprint PCS Network and regardless of whether the customer is a customer of Sprint PCS, Manager or an Other Manager.

     "Sprint PCS Technical Program Requirements" means the operating and technical performance standards established by Sprint PCS, in accordance with
Section 7.2 of the Management Agreement, as amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement, for the Sprint PCS Network as the may be amended from time to time by Sprint PCS in accordance with the terms of the Management Agreement.

     "Sprint   Spectrum"  means  Sprint   Spectrum  L.P.,  a  Delaware   limited
partnership.

     "Sprint Spectrum Brands" means the "Licensed Marks" as that term is defined under the Sprint Spectrum Trademark and Service Mark License Agreement.

     "Sprint Spectrum Trademark and Service Mark License Agreement" means that certain Sprint Spectrum Trademark and Service Mark License Agreement executed by Manager and Sprint Spectrum and any documents incorporated by reference in said agreement.

     "Sprint Trademark and Service Mark License Agreement" means that certain Sprint Trademark and Service Mark License Agreement executed by Manager and Sprint and any documents incorporated by reference in said agreement.

     "SprintCom" means SprintCom, Inc., a Kansas corporation.

     "Subsidiary" of any Person as of any relevant date means a corporation, company or other entity (i) more than 50% of whose outstanding shares or equity securities are, as of such date, owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and the shares or securities so owned entitle such Person and/or Subsidiaries to elect at least a majority of the members of the board of directors or other managing authority of such corporation, company or other entity notwithstanding the vote of the holders of the remaining shares or equity securities so entitled to vote or (ii) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest is, as of such date, owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and in which the ownership interest so owned entitles such Person and/or Subsidiaries to make the decisions for such corporation, company or other entity.

     "Successor Notice" has the meaning set forth in Section 17.15.2(e) of the Management Agreement.

     "Term" means during the tern of the Management Agreement, including the Initial Tern and any renewal terms.

     "Trademark and Service Mark Usage Guidelines" means the rules governing the depiction and presentation of the Licensed Marks then generally in use by Licensor, to be furnished by Licensor to Licensee, as the same may be amended and updated from time to time by Licensor.

     "Trademark License Agreements" means the Sprint Trademark and Service Mark License Agreement and the Sprint Spectrum Trademark and Service Mark License Agreement.

     "Type II Report" has the meaning set forth in Section 12.1.2 of the Management Agreement.

     "Voluntary Bankruptcy" has the meaning set forth in Section 11.3.7 of the Management Agreement.

     "wireless mobility communications network" means a radio communications system operating in the 1900 MHz spectrum range under the rules designated as Subpart E of Part 24 of the FCC's rules.